                              BFGOODRICH CAPITAL
  ___% CUMULATIVE QUARTERLY INCOME PREFERRED SECURITIES, SERIES A ("QUIPS")
               (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY)
                                GUARANTEED BY
                           THE B.F.GOODRICH COMPANY

                             -------------------
                            Underwriting Agreement
                            ----------------------

                                                                          , 1995
Goldman, Sachs & Co.,
As representatives of the several Underwriters
 named in Schedule I hereto,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

         BFGoodrich Capital, a statutory business trust formed under the laws of the State of Delaware (the "Trust") and The B.F.Goodrich Company, a New York corporation, as depositor of the Trust and as guarantor (the "Guarantor"), propose subject to the terms and conditions stated herein, that the Trust issue and sell to the Underwriters named in Schedule 1 hereto (the "Underwriters"), an aggregate of 4,400,000 (the "Firm Securities") and, at the election of the Underwriters, up to an additional 660,000 (the "Optional Securities") of ____% Cumulative Quarterly Income Preferred Securities, Series A (liquidation amount $25 per preferred security) ("Preferred Securities") representing undivided beneficial interests in the assets of the Trust, guaranteed by the Guarantor as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Guarantor and The Bank of New York, as trustee (the "Guarantee Trustee"). The Firm Securities and the Optional Securities that the Underwriters elect to purchase pursuant to Section 2 hereof are referred to collectively as the "Securities". The proceeds of the sale by the Trust of the Securities and an aggregate of up to 136,083 (156,495 assuming full exercise by the Underwriters of the over allotment option described herein) of its Common Securities (liquidation amount $25 per common security) (the "Common Securities") are to be invested in ___% Junior Subordinated Debentures, Series A, Due 2025 (the "Subordinated Debentures") of the Guarantor, to be issued pursuant to an Indenture (the "Indenture") between the Guarantor and The Bank of New York, as trustee (the "Debenture Trustee").

         1. Each of the Trust and the Guarantor jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

                 (a) A registration statement on Form S-3 (File Nos. 33-59953 and 33 59953-01) in respect of the Securities, the Subordinated Debentures, and the Guarantee (collectively, the "Registered Securities") has been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or thereafter filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement);

                 (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Guarantor by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                 (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Guarantor by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                 (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, (i) as of the applicable effective date as to the Registration Statement and any amendment thereto and (ii) as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Guarantor by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                 (e) Neither the Trust nor the Guarantor and its subsidiaries considered as a whole has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Guarantor and its subsidiaries considered as a whole or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, or security holders' equity of the Trust or the general affairs, management, financial position, stockholders' equity or results of operations of the Guarantor and its subsidiaries considered as a whole, otherwise than as set forth in or contemplated by the Prospectus;

                 (f) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware "Business Trust Act") with the power and authority to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and as described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Amended and Restated Trust Agreement between the Guarantor and the trustees named therein (the "Trustees") and the agreements and instruments contemplated by the Trust Agreement and the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature;

                 (g) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business in an amount that is material to the business of the Guarantor and its consolidated subsidiaries considered as a whole so as to require such qualification; each Material Subsidiary (as defined below) of the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation for the transaction of business and in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification (as used in this Agreement, the term "Material Subsidiary" means a subsidiary of the Guarantor which is a significant subsidiary under Rule 1-02 of Regulation S-X of the Commission);

                 (h) The Guarantor has an authorized capitalization as set forth in the Prospectus; since such date there has been no change in the consolidated capitalization of the Guarantor and its subsidiaries otherwise than as set forth in the Prospectus; and all of the outstanding undivided beneficial interests in the assets of the Trust have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus; all of the issued shares of capital stock of each subsidiary of the Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares or as otherwise described in the Prospectus) are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities and claims;

                 (i) The Securities have been duly and validly authorized by the Trust, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Securities is not subject to preemptive or other similar rights; the Securities will have the rights set forth in the Trust Agreement, and the terms of the Securities are valid and binding on the Trust; the Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

                 (j) The Common Securities have been duly and validly authorized by the Trust and upon delivery by the Trust to the Guarantor against payment therefor as described in the Prospectus, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at each Time of Delivery, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Guarantor free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                 (k) The Guarantee, the Subordinated Debentures, the Trust Agreement and the Indenture (the Guarantee, the Subordinated Debentures, the Trust Agreement and the Indenture being collectively referred to as the "Guarantor Agreements") have each been duly authorized and when validly executed and delivered by the Guarantor and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Trust Agreement, by the Trustees and, in the case of the Indenture, by the Debenture Trustee, and, in the case of the Subordinated Debentures, when validly issued by the Guarantor and validly authenticated and delivered by the Debenture Trustee, will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Subordinated Debentures are entitled to the benefits of the Indenture; and the Guarantor Agreements will conform to the descriptions thereof in the Prospectus;

                 (l) The issue and sale of the Securities and the Common Securities by the Trust, the compliance by the Trust with all of the provisions of this Agreement, the purchase of the Subordinated Debentures by the Trust, and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the Common Securities by the Trust, the purchase of the Subordinated Debentures by the Trust or the consummation by the Trust of the transactions contemplated by this Agreement, except the registration under the Act and the Exchange Act of the Registered Securities, the qualification of the Trust Agreement, the Indenture and the Guarantee under the Trust Indenture Act of 1939, as amended (the "TIA"), and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Securities and the distribution of the Securities by the Underwriters;

                 (m) The issuance by the Guarantor of the Guarantee, the compliance by the Guarantor with all of the provisions of this Agreement, the execution, delivery and performance by the Guarantor of the Guarantor Agreements, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor or any of its Material Subsidiaries is a party or by which the Guarantor or any of its Material Subsidiaries is bound or to which any of the property or assets of the Guarantor or any of its Material Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or by-laws of the Guarantor or the charter or by-laws of any of its Material Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or any of its Material Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantee or the consummation by the Guarantor of the other transactions contemplated by this Agreement, except the registration under the Act of the Registered Securities and the qualification of the Trust Agreement, the Indenture and the Guarantee under the TIA and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Securities and distribution of the Securities by the Underwriters;

                 (n) Neither the Trust, the Guarantor nor any of the Guarantor's Material Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, material lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                 (o) The statements set forth in the Prospectus under the captions "Description of the Preferred Securities", "Description of the Guarantee" and "Description of the Junior Subordinated Debentures", insofar as they purport to constitute a summary of the terms of the securities therein described, and under the caption "Underwriting" (other than statements based on information furnished by an Underwriter expressly for use therein), insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair; and the statements set forth in the Prospectus under the caption "United States Taxation", insofar as they purport to constitute a summary of the laws referred to therein, are accurate in all material respects;

                 (p) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Guarantor or any of the Guarantor's subsidiaries is a party or of which any property of the Guarantor or any of the Guarantor's subsidiaries is the subject, other than litigation which, in the opinion of the Guarantor, will not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Guarantor and its subsidiaries considered as a whole, and, to the best of the Guarantor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                 (q) Neither the Trust nor the Guarantor is, and after giving effect to the offering and sale of the Securities, neither the Trust nor the Guarantor will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                 (r) Neither the Trust, the Guarantor nor any of the Guarantor's affiliates does business with the Government of Cuba or with any person or affiliate located in Cuba within the meaning of
         Section 517.075, Florida Statutes;

                 (s) There are no contracts, agreements or understandings between the Trust or the Guarantor and any person that grant such person the right to require the Trust or the Guarantor to file a registration statement under the Act with respect to any undivided beneficial interests in the assets of the Trust owned or to be owned by such person or to require the Trust or the Guarantor to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Trust or the Guarantor under the Act; and

                 (t) Ernst & Young, who have certified certain financial statements of the Trust, the Guarantor and the Guarantor's subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         2. Subject to the terms and conditions herein set forth, (a) the Trust and the Guarantor agree that the Trust shall issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $25.00 per preferred security, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Trust and the Guarantor agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase at the purchase price per preferred security set forth in clause (a) of this Section 2, that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional preferred securities) determined by multiplying such number of Optional Securities by a fraction the numerator of which is the maximum number of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Securities that all of the Underwriters are entitled to purchase hereunder.

         The Trust and the Guarantor hereby grant to the Underwriters the right to purchase at their election up to 660,000 Optional Securities, at the purchase price per Preferred Security set forth in the paragraph above plus accrued dividends to the date of such purchase, for the sole purpose of covering overallotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from you to the Guarantor, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Guarantor otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust to purchase the Subordinated Debentures of the Guarantor, the Guarantor hereby agrees to pay at each Time of Delivery (as defined in Section 4 hereof) to Goldman, Sachs & Co., for the accounts of the several

Underwriters, an amount equal to $0.7875 per preferred security for the Securities to be delivered at each Time of Delivery.

         3. Upon the authorization by you of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Securities to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Guarantor, shall be delivered by or on behalf of the Trust to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified or official bank check or checks, payable to the order of the Trust in New York Clearing House (next day) funds. The Trust will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm
Securities, 9:30 a.m., New York time, on      , 1995 or such other time and
date as Goldman, Sachs & Co. and the Guarantor may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Securities, or such other time and date as Goldman, Sachs & Co. and the Guarantor may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         At each Time of Delivery, the Guarantor will pay, or cause to be paid, the commission payable at such Time of Delivery the Underwriters under Section 2 hereof by certified or official bank check or checks, payable to the order of Goldman, Sachs & Co., in New York Clearing House (next day) funds.

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(k) hereof, and the check or checks specified in subsection (a) above, will be delivered at the offices of White & Case, 1155 Avenue of the Americas, New York, NY 10036 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5. The Trust and the Guarantor jointly and severally agree with each of the Underwriters:

                 (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, to advise you promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended prospectus has been filed and to furnish you with copies thereof; in the case of the Guarantor, to file promptly all reports and any definitive proxy or information statements required to be filed by the Guarantor with the Commission pursuant to
         Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Registered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus relating to the Registered Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                 (b) Promptly from time to time to take such action as you may reasonably request to qualify the Registered Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither the Trust nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                 (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus, in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the date of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                 (d) In the case of the Guarantor, to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Guarantor and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including at the option of the Guarantor, Rule 158 under the Act);

                 (e) During the period beginning from the date hereof and continuing to and including the earlier of (i) the date, after the First Time of Delivery, on which the distribution of the Securities ceases, as determined by you, and (ii) 90 days after the First Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any securities, any other beneficial interests of the Trust, or any preferred securities or any other securities of the Trust or the Guarantor, as the case may be, that are substantially similar to the Securities, including the Guarantee, or any securities that are convertible into or exchangeable for, or that represent the right to receive securities, preferred securities or any such substantially similar securities of either the Trust or BFG;

                 (f) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to holders of capital stock of the Guarantor, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Trust or the Guarantor is listed; and (ii) such additional information concerning the business and financial condition of the Trust as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Trust and the Guarantor and its subsidiaries are consolidated in reports furnished to their securityholders generally or to the Commission);

                 (g) In the case of the Guarantor, to issue the Guarantee concurrently with the issue and sale of the Securities as contemplated herein;

                 (h) To use the net proceeds received by it from the sale of the Securities, in the case of the Trust, and the Subordinated Debentures, in the case of the Guarantor, pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds"; and

                 (i) To use its best efforts to list, subject to notice of issuance, the Securities on the New York Stock Exchange.

         6. The Guarantor covenants and agrees with the several Underwriters that it will pay the following: (i) the fees, disbursements and expenses of the Trust's and the Guarantor's counsel and their accountants in connection with the registration of the Registered Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) one-half of the fees, disbursements and expenses of Richards, Layton & Finger in connection with the rendering of the opinions required under Section 7(e) of this Agreement and under Item 601(b)(5) of Regulation S-K, such one-half not to exceed $10,000;
(iii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Indenture, the Legal Investment and Blue Sky Memoranda, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Registered Securities; (iv) all expenses in connection with the qualification of the Registered Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Legal Investment and Blue Sky surveys; (v) any fees charged by securities rating services for rating the Securities; (vi) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost and charges of the transfer agent or registrar; (viii) the cost of qualifying the Securities with The Depository Trust Company; (ix) all fees and expenses of the Trustees, the Debenture Trustee and the Guarantee Trustee and their counsel; (x) all fees and expenses in connection with the listing of the Securities on the New York Stock Exchange and the cost of registering the Securities under Section 12 of the

Exchange Act; (xi) the cost of preparing certificates for the Securities and the Subordinated Debentures; and (xii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, the balance of the fees of Richards, Layton & Finger referred to in clause (ii) above, stamp, documentary, transfer and similar taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Trust and the Guarantor herein are, at and as of such Time of Delivery, true and correct, the condition that the Trust and the Guarantor shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

                 (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                 (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, with respect to: the incorporation of the Guarantor and the formation of the Trust; insofar as the federal laws of the United States, the laws of the State of New York or the State of Delaware are concerned, the validity of the Registered Securities and the Subordinated Debentures; the Registration Statement and the Prospectus; and other related matters as you may reasonably request; and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                 (c) Nicholas J. Calise, Esq., Vice President, Associate General Counsel and Secretary of the Guarantor, shall have furnished to you his written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                     (i) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                    (ii) The Trust is not a party to or bound by any agreement or instrument other than the Trust Agreement, this Agreement and the agreements and instruments contemplated by the Trust Agreement and the Prospectus and the Indenture; and to the best of such counsel's knowledge, there are no legal or governmental proceedings to which the Trust is a party or of which any property of the Trust is the subject and no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                   (iii) The Guarantor has an authorized capitalization as set forth in the Registration Statement;

                    (iv) The Guarantor Agreements have each been duly authorized, executed and delivered by the Guarantor and such Agreements constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Subordinated Debentures are entitled to the benefits provided by the Indenture; and the Guarantor Agreements conform in all material respects to the descriptions thereof in the Prospectus;

                     (v) The Guarantor has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in the United States other than New York in which it owns or leases plants or other major real property (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Guarantor, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

                    (vi) Each Material Subsidiary of the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; all of the issued shares of capital stock of each such Material Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares or as otherwise described in the Prospectus) are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims;

                   (vii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Guarantor or any of its subsidiaries is a party or of which any property of the Guarantor or any of its subsidiaries is the subject, other than as set forth in the Prospectus and other than litigation which in the aggregate is not material to the Guarantor and its subsidiaries considered as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (viii) This Agreement has been duly authorized, executed and delivered by the Guarantor;

                    (ix) The issue and sale by the Trust of the Securities being delivered at such Time of Delivery, the compliance by the Trust with all of the provisions of this Agreement, the purchase by the Trust of the Subordinated Debentures and the consummation of the transactions contemplated herein and in the Trust Agreement will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject;

                     (x) The issuance by the Guarantor of the Guarantee and the Subordinated Debentures, the compliance by the Guarantor with all of the provisions of this Agreement, the execution, delivery and performance by the Guarantor of the Guarantor Agreements and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Guarantor or any of its Material Subsidiaries is a party or by which the Guarantor or any of its Material Subsidiaries is bound or to which any of the property or assets of the Guarantor or any of its Material Subsidiaries is subject, nor will such action result in any violation of the provisions of the Guarantor's Certificate of Incorporation or by-laws or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Guarantor or any of its Material Subsidiaries or any of their properties;

                    (xi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantee or the consummation by the Guarantor of the transactions contemplated herein and in the Guarantor Agreements, except the registration under the Act of the Registered Securities, the qualification of the Trust Agreement, the Indenture and the Guarantee under the TIA, and such consents, approvals, authorizations, registrations or qualifications as have been obtained or may be required under state securities or Blue Sky laws in connection with the purchase of the Securities and the distribution of the Securities by the Underwriters;

                   (xii) Neither the Trust, the Guarantor nor any of the Guarantor's Material Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, material lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (xiii) The statements set forth in the Prospectus under the captions "Description of the Preferred Securities", "Description of the Guarantee" and "Description of the Junior Subordinated Debentures", insofar as they purport to constitute a summary of the terms of the securities therein described, and under the caption "Underwriting" (other than statements based on information furnished by an Underwriter expressly for use therein), insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

                   (xiv) Neither the Trust nor the Guarantor is an "investment company" or an entity "controlled" by an "investment company" required to be registered under the Investment Company Act; and

                    (xv) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Trust or the Guarantor prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

                 In rendering such opinion, such counsel may state that his opinion is limited to the laws of the States of Ohio and New York and the federal laws of the United States.

                 (d) White & Case, special counsel for the Trust and the Guarantor, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                        (i) Such firm confirms its opinion set forth in the Prospectus under the caption "United States Taxation"; and

                        (ii) The Registration Statement and the Prospectus and
                 any further amendments and supplements thereto made by the Trust or the Guarantor prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those referred to in the opinions in Subsection (xv) of Section
                 7(c) and Subsection (i) of Section 7(d), such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Trust or the Guarantor prior to such Time of Delivery (other than the financial statements and related schedules and other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Trust prior to such Time of Delivery (other than the financial statements and related schedules and other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Trust or the Guarantor prior to such Time of Delivery (other than the financial statements and related schedules and other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

                 In rendering such opinion, such counsel may state that their opinion is limited to the laws of the State of New York, and the federal law of the United States.

                 (e) Richards, Layton & Finger, special Delaware Counsel to the Trust and the Guarantor, shall have furnished to you, the Guarantor and the Trust their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that

                        (i) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority to own property and conduct its business as described in the prospectus;

                        (ii) All of the outstanding undivided beneficial interests in the assets of the Trust have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the descriptions thereof contained in the Prospectus;

                        (iii) The Securities have been duly and validly authorized by the Trust, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus; the Securities have the rights set forth in the Trust Agreement and the terms of the Securities are valid and binding on the Trust;

                        (iv) This Agreement has been duly authorized, executed and delivered by the Trust;

                        (v) The issue and sale by the Trust of the Securities being delivered at such Time of Delivery, the compliance by the Trust with all of the provisions of this Agreement, the purchase by the Trust of the Subordinated Debentures and the consummation of the transactions contemplated herein and in the Trust Agreement will not result in any violation of the provisions of the Trust Agreement or certificate of trust of the Trust or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Trust or any of its properties; and

                        (vi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the Common Securities by the Trust, the purchase of the Subordinated Debentures by the Trust or the consummation by the Trust of the transactions contemplated by this Agreement, except the registration under the Act and the Exchange Act of the Registered Securities, the qualification of the Trust Agreement, the Indenture and the Guarantee under the Trust Indenture Act of 1939, as amended (the "TIA") and such consents, approvals, authorizations, registrations or qualifications as have been obtained or may be required under state securities or Blue Sky laws in connection with the purchase of the Securities and the distribution of the Securities by the Underwriters.

                        (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement (other than any post-effective amendment filed to remove from registration any of the Registered Securities which remain unsold at the termination of the offering under this Agreement) and also at such Time of Delivery, Ernst & Young shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

        (g) The Trust Agreement, the Guarantee and the Indenture shall have been executed and delivered, in each case in a form reasonably satisfactory to you;

        (h) (i) Neither the Trust nor the Guarantor and its subsidiaries considered as a whole shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Guarantor and its subsidiaries considered as a whole or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position or securityholder's equity of the Trust or the general affairs, management, consolidated financial position, stockholders' equity or results of operations of the Guarantor and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering of the Securities or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

        (i) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Securities or any of the Guarantor's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Guarantor's debt securities or preferred stock;

        (j) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Guarantor's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering of the Securities or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

        (k) The Securities to be sold by the Trust at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange; and

        (l) The Trust and the Guarantor shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Guarantor and the Trust satisfactory to you, as to the accuracy of the representations and warranties of the Trust and the Guarantor herein at and as of such Time of Delivery, as to the performance by the Trust and the Guarantor of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request.

        (m) The Company shall have used its best efforts to comply with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement.

                 8. (a) The Trust and the Guarantor will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Trust nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Trust or the Guarantor by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

                 (b) Each Underwriter will indemnify and hold harmless the Trust and the Guarantor against any losses, claims, damages or liabilities to which the Trust or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Trust or the Guarantor by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Trust and the Guarantor for any legal or other expenses reasonably incurred by the Trust or the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and

(ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

                 (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Guarantor on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust and the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as (i) the total proceeds from the offering (before deducting expenses) received by the Trust less the total underwriting compensation paid by the Guarantor bear to (ii) the total underwriting compensation received by the Underwriters, in each case as set forth in, or in footnotes to, the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and the Guarantor on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Guarantor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                 (e) The obligations of the Trust and the Guarantor under this
Section 8 shall be in addition to any liability which the Trust and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Trust or the Guarantor and to each person, if any, who controls the Trust or the Guarantor within the meaning of the Act.

                 9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Trust and the Guarantor shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Trust and the Guarantor that you have so arranged for the purchase of such Securities, or the Trust or the Guarantor notifies you that it has so arranged for the purchase of such Securities, you or the Trust and the Guarantor shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Trust and the Guarantor agree to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

                 (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Trust and the Guarantor as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Securities to be purchased at such Time of Delivery, then the Trust and the Guarantor shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                 (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Trust and the Guarantor as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one-eleventh of the aggregate number of all the Securities to be purchased at such Time of Delivery, or if the Trust and the Guarantor shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Trust and the Guarantor to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Trust or the Guarantor, except for the expenses to be borne by the Trust, the Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in
Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                 10. The respective indemnities, agreements, representations, warranties and other statements of the Trust, the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Trust, the Guarantor or any officer or director or controlling person of the Trust or the Guarantor, and shall survive delivery of and payment for the Securities.

                 11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Trust nor the Guarantor shall then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but if, for any other reason, any Securities are not delivered by or on behalf of the Trust as provided herein, the Trust and the Guarantor will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Trust and the Guarantor shall then be under no further liability to any Underwriter in respect of the Securities not so delivered except as provided in Section 6 and Section 8 hereof.

                 12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

                 All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention:
Registration Department; and if to the Trust or the Guarantor by mail to it at the address of the Trust or the Guarantor set forth in the Registration Statement, Attention: Secretary; provided, however that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Trust and the Guarantor by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                 13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Trust, the Guarantor and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Guarantor or the Trust and each person who controls the Trust, the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                 14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                 15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                 If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, on the one hand, and the Trust and the Guarantor, on the other. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Trust and the Guarantor for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,

                                        BFGoodrich Capital

                                        By:    The B.F. Goodrich Company,
                                              as Depositor

                                             By:____________________________
                                             Name:
                                             Title:

                                        The B.F.Goodrich Company

                                        By:____________________________
                                           Name:
                                           Title:
Accepted as of the date hereof:

_____________________________________
    (Goldman, Sachs & Co.)
On behalf of each of the Underwriters

                                                   SCHEDULE I
                                                                                        Number of Optional
                                                                                         Securities to be
                                                                  Total Number of          Purchased if
                                                                  Firm Securities          Maximum Option
      Underwriter                                                 to be Purchased            Exercised
      -----------                                                 ---------------       -------------------
 Goldman, Sachs & Co.  . . . . . . . . . . . . . . . . . . .






                                                                     ---------              -----------
                  Total  . . . . . . . . . . . . . . . . . .          4,400,000                 660,000
                                                                    ===========             ===========

                                                                         ANNEX I


                        [Form of letter of Ernst & Young
                   to be delivered pursuant to Section 7(f)]


         Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

               (i) They are independent certified public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

              (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Guarantor for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

             (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Guarantor's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and on the basis of specified procedures including inquiries of officials of the Guarantor who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

              (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Guarantor's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Guarantor's Annual Reports on Form 10-K for such fiscal years;

               (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302 and 503(d) respectively, of Regulation S-K;

              (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Guarantor and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                          (A) (i) the unaudited condensed consolidated
                 statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or incorporated by reference in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations or (ii) any material modifications should be made to the unaudited consolidated statements of income, consolidated balance sheet and consolidated statements of cash flows included in the Prospectus or included in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                          (B) any other unaudited income statement data and
                 balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

                          (C) the unaudited financial statements which were not
                 included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause
                 (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

                          (D) any unaudited pro forma consolidated condensed
                 financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                          (E) as of a specified date not more than five days
                 prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus), or any increase in the consolidated long-term debt of the Guarantor and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                          (F) for the period from the date of the latest
                 financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenue or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period in the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

             (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii), (iv), (v) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Guarantor and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.

         All references in this Annex I to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Underwriting Agreement and to the Prospectus as amended or supplemented (including all documents incorporated by reference therein) for the purposes of the letter delivered either (i) on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of the Underwriting Agreement or (ii) at each Time of Delivery, as the case may be.